                                                                      EXHIBIT 11

                         CCC INFORMATION SERVICES GROUP, INC.
              STATEMENT RE:  COMPUTATION OF NET INCOME (LOSS) PER SHARE


                                                                                     Actual Year Ended
                                                         -----------------------------------------------------------------------
                                                           12/31/91       12/31/92       12/31/93       12/31/94       12/31/95
                                                         -----------    -----------    -----------    -----------    -----------
Net income (loss) per share from continuing operations:

Net income (loss) from continuing operations             ($5,946,000)   ($7,260,000)   ($5,774,000)  ($13,159,000)    $1,286,000
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Weighted average common shares outstanding:
  Shares attributable to common stock outstanding          8,671,639      9,081,073      9,245,043     13,089,926     16,318,126
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --            594,760
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         273,880        273,880        273,880        273,880        273,880
                                                         -----------    -----------    -----------    -----------    -----------

                                                           8,945,519      9,354,953      9,518,923     13,363,806     17,186,766
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Net income (loss) per share from continuing
    operations                                                ($0.67)        ($0.77)        ($0.60)        ($0.98)         $0.07
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------






Net income (loss) per share from discontinued operations:

Net income (loss) from discontinued operations            $ (194,000)    $  409,000    ($4,357,000)    $1,006,000         --
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Weighted average common shares outstanding:
  Shares attributable to common stock outstanding          8,671,639      9,081,073      9,245,043     13,089,926         --
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --             --
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         273,880        273,880        273,880        273,880         --
                                                         -----------    -----------    -----------    -----------    -----------

                                                           8,945,519      9,354,953      9,518,923     13,363,806         --
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Net income (loss) per share from discontinued
    operations                                                 ($.02)          $.04         ($0.46)         $0.07         --
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------




Per share dividends and accretion:

Dividends and accretion                                       --             --             --        ($1,518,000)   ($3,003,000)
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Weighted average common shares outstanding:
  Shares attributable to common stock outstanding             --             --             --         13,089,926     16,318,126
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --            594,760
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                          --             --             --            273,880        273,880
                                                         -----------    -----------    -----------    -----------    -----------

                                                              --             --             --         13,363,806     17,186,766
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Per share dividends and accretion                           --             --             --             ($0.11)        ($0.17)
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------



Net income per share applicable to common stock:

Net income (loss) applicable to common stock             ($6,140,000)   ($6,851,000)  ($10,131,000)  ($13,671,000)   ($1,717,000)
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Weighted average common shares outstanding:
  Shares attributable to common stock outstanding          8,671,639      9,081,073      9,245,043     13,089,926     16,318,126
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --            594,760
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         273,880        273,880        273,880        273,880        273,880
                                                         -----------    -----------    -----------    -----------    -----------

                                                           8,945,519      9,354,953      9,518,923     13,363,806     17,186,766
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Net income (loss) per share applicable
    to common stock                                            ($.69)         ($.73)        ($1.06)        ($1.02)        ($0.10)
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------


                                                                                                              Pro Forma
                                                          Pro forma      Actual Six Months Ended           Six Months Ended
                                                         Year Ended     --------------------------     -------------------------
                                                           12/31/95        6/30/95        6/30/96        6/30/95        6/30/96
                                                         -----------    -----------    -----------    -----------    -----------
Net income per share from continuing operations:

Net income (loss) from continuing operations              $3,538,000    ($1,107,000)    $6,691,000       ($97,000)    $7,520,000
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Weighted average common shares outstanding:
  Shares attributable to common stock outstanding         16,318,126     16,197,209     16,344,885     16,197,209     16,344,885
  Shares to be issued in proposed offering                 5,500,000         --             --          5,500,000      5,500,000
  Shares attributable to common stock equivalents
    outstanding                                              594,760        342,880      1,101,240        342,880      1,101,240
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         273,880        273,880        273,880        273,880        273,880
                                                         -----------    -----------    -----------    -----------    -----------

                                                          22,686,766     16,813,969     17,720,005     22,313,969     23,220,005
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Net income (loss) per share from continuing
    operations                                                 $0.16         ($0.06)         $0.38         ($0.01)         $0.32
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------






Net income per share from discontinued operations:

Net income from discontinued operations                       --             --             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Weighted average common shares outstanding:
  Shares attributable to common stock outstanding             --             --             --             --             --
  Shares to be issued in proposed offering                    --             --             --             --             --
  Shares attributable to common stock equivalents
    outstanding                                               --             --             --             --             --
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                          --             --             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------

                                                              --             --             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Net income (loss) per share from discontinued
    operations                                                --             --             --             --             --
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------




Per share dividends and accretion:

Dividends and accretion                                    ($991,000)   ($1,455,000)   ($1,604,000)     ($480,000)     ($529,000)
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Weighted average common shares outstanding:
  Shares attributable to common stock outstanding         16,318,126     16,197,209     16,344,885     16,197,209     16,344,885
  Shares to be issued in proposed offering                 5,500,000         --             --          5,500,000      5,500,000
  Shares attributable to common stock equivalents
    outstanding                                              594,760        342,880      1,101,240        342,880      1,101,240
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         273,880        273,880        273,880        273,880        273,880
                                                         -----------    -----------    -----------    -----------    -----------

                                                          22,686,766     16,813,969     17,720,005     22,313,969     23,220,005
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Per share dividends and accretion                           ($0.05)        ($0.09)        ($0.09)        ($0.02)        ($0.02)
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------


Net income (loss) per share applicable to common stock:

Net income (loss) applicable to common stock              $2,547,000    ($2,562,000)    $5,087,000      ($577,000)    $6,991,000
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

Weighted average common shares outstanding:
  Shares attributable to common stock outstanding         16,318,126     16,197,209     16,344,885     16,197,209     16,344,885
  Shares to be issued in proposed offering                 5,500,000         --             --          5,500,000      5,500,000
  Shares attributable to common stock equivalents
    outstanding                                              594,760        342,880      1,101,240        342,880      1,101,240
  Shares attributable to options pursuant to
    Staff Accounting Bulletin No. 83                         273,880        273,880        273,880        273,880        273,880
                                                         -----------    -----------    -----------    -----------    -----------

                                                          22,686,766     16,813,969     17,720,005     22,313,969     23,220,005
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

  Net income (loss) per share applicable
    to common stock                                            $0.11         ($0.15)         $0.29         ($0.03)         $0.30
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

